UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2023

MIMEDX GROUP, INC.

(Exact name of registrant as specified in charter)

Florida	001-35887	26-2792552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 West Oak Commons Ct., NE, Marietta GA 30062
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 651-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MDXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On January 9, 2023, MiMedx Group, Inc. (the “Company”) issued a press release and presentation described further in Item 7.01 of this Current Report on Form 8-K (this “Current Report”) reaffirming its fourth quarter of 2022 and full year 2022 net sales expectations.

Item 7.01	Regulation FD

Beginning on Monday, January 9, 2023, K. Todd Newton, MiMedx interim Chief Executive Officer, Peter M. Carlson, Chief Financial Officer and Matthew Notarianni, Head of Investor Relations, are expected to meet with investors and attend the 41st Annual J.P. Morgan Healthcare Conference on behalf of the Company. A copy of the presentation materials made available by the Company in connection with the investor meetings is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

In addition, the Company also issued a press release on January 9, 2023, reaffirming its fourth quarter of 2022 and full year 2022 net sales expectations, which are also set forth in the presentation. A copy of the press release is furnished as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

The information in this Current Report, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Slide Presentation dated January 9, 2023

99.2	Press release dated January 9. 2023

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

Date: January 9, 2023	By:	/s/ Peter M. Carlson
Peter M. Carlson,
Chief Financial Officer